SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report
(Date of earliest event reported): May 22, 1995
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                     SAN DIEGO GAS & ELECTRIC COMPANY
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          (Exact name of registrant as specified in its charter)



     CALIFORNIA                      1-3779               95-1184800
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(State or other jurisdiction of   (Commission       (I.R.S. Employer
incorporation or organization)    File Number)   Identification No.)



101 ASH STREET, SAN DIEGO, CALIFORNIA                          92101
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(Address of principal executive offices)                  (Zip Code)



                                                      (619) 696-2000
Registrant's telephone number, including area code------------------



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   (Former name or former address, if changed since last report.)


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                               FORM 8-K



Item 5.  Other Events

On May 22, 1995 SDG&E's board of directors appointed David Kuzma, 49, senior vice president and chief financial officer. Kuzma was formerly vice president and treasurer of Florida Progress
Corporation in St. Petersburg and prior to that was a vice president and general manager of Consolidated Natural Gas Company of Pittsburgh.

On May 24, 1995 the California Public Utilities Commission proposed two plans for electric industry restructuring. Additional information is included in the attached CPUC press release.

On May 25, 1995 SDG&E announced the retirement of Nad Peterson as senior vice president, general counsel and corporate secretary effective May 31, 1995. Until a new general counsel and corporate secretary is appointed, Greg Barnes and Dave Clark will act as co-managers of the Legal Division.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

28.1  May 24, 1995 California Public Utilities Commission News Release





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                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SAN DIEGO GAS & ELECTRIC COMPANY
                                							(Registrant)


Date: May 30, 1995    				    By:       /s/ F.H. Ault
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                         	 				F.H. Ault, Vice President and Controller